SETTLEMENT AND GENERAL RELEASE AGREEMENT


          THIS SETTLEMENT AND GENERAL RELEASE AGREEMENT (the "Agreement") is made and entered into as of the 28th day of September, 2001 between EarlyBirdCapital.com, Inc., f/k/a Southeast Research Partners, Inc., a Delaware corporation ("EBC"), and Vizacom Inc., a Delaware corporation (the "Company", and together with EBC, the "Parties").

          WHEREAS,  pursuant to  a  Financial Advisory  and  Investment  Banking
Agreement  (the  "Consulting   Agreement")  dated  October 23, 1998, the Company
engaged EBC as a consultant for a term of two (2) years;

          WHEREAS, pursuant to the terms of the Consulting Agreement, the Company issued to EBC warrants (the "Warrants") to purchase up to 150,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $0.86 per share;

          WHEREAS, by letter dated December 6, 1999, the Company purported to terminate the Consulting Agreement and the Warrants;

          WHEREAS, by Statement of Claim dated February 9, 2000, filed by EBC with the American Arbitration Association, EBC alleged various complaints against the Company in connection with such purported termination, seeking, among other things, damages and attorneys' fees as a result thereof;

         WHEREAS, the matter is currently before the American Arbitration Association under Case No. 13-113-00144-00-02 (the "Arbitration Claim");

         WHEREAS, the Parties now desire to settle fully and finally the Arbitration Claim, and any and all additional claims EBC may have against the Company, and any and all claims that the Company may have against EBC.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed as follows:

         1.     Non-Admission of Liability or Wrongdoing.

                This Agreement shall not be construed in any way as an admission by the Parties that either of them has acted wrongfully with respect to the other or any other person or that any one of them has any rights whatsoever against the other.


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         2.     Consideration to EBC.  The  Company  shall issue  to EBC 130,000
shares  (the  "Shares") of  the  Company's  Common  Stock.  The  Company   shall
deliver to EBC or to its designees set forth on Schedule A (the "EBC Designees") certificates evidencing ownership of the Shares no later than 30 days after the date hereof. The Shares shall be deemed issued, and shall be dated, as of September 28, 2001.

          3. Voting. EBC shall vote all of the Shares in favor of all stockholder proposals relating to the proposed acquisition by the Company of SpaceLogix, Inc. made at any meeting of stockholders held from the date of this Agreement through December 31, 2002, on terms approved by the board of directors of the Company.

          4.     Investment Representations of EBC.

          (a) Investment Intent. EBC is acquiring the Shares for its own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof, within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

          (b)    Investor Status.  EBC is an accredited investor as such term is
defined  under  Rule  501  of  Regulation   D   promulgated   pursuant   to  the
Securities Act ("Regulation D");

          (c) Intent to Transfer. EBC is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge any of the Shares, or any part thereof, to any person or entity, and has no present intention to enter into such a contract, undertaking, agreement or arrangement, other than the EBC Designees;

          (d) Receipt of Disclosures. EBC acknowledges receipt of copies of all relevant Company filings (the "Company Filings") under the Securities Exchange Act of 1934 with the Securities and Exchange Commission, and EBC has read and understands the contents thereof.

          (e) Offering Exempt from Registration; Company's Reliance. The Company has advised EBC, and EBC acknowledges and agrees, that:

                  (i) None of the Shares have been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

                  (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of EBC's representations contained herein;

                  (iii) As a result of such lack of registration, none of the Shares may be resold or otherwise transferred or disposed of without registration pursuant to, or an exemption therefrom available under, the Securities Act and such state securities laws; and


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


                  (iv) In furtherance of the provisions of this Paragraph 4(e), all of the certificate(s) representing the Shares shall bear a restrictive legend substantially in the following form:

          "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED,
     HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

          (f) Sophistication of EBC. EBC has evaluated the merits and risks of acquiring the Shares and has such knowledge and experience in financial and business matters that EBC is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards related thereto, and is able to bear the economic risk thereof, including the possibility of a complete loss with respect thereto;

          (g) Access to Information. EBC has had access to such information regarding the business and finances of the Company, the receipt and careful reading of which is hereby acknowledged by EBC, and has been provided the opportunity to (i) obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information contained in the Company Filings, and (ii) discuss with the Company's management the business, affairs and financial condition of the Company, including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

          (h) No Guarantees. It has never been represented, guaranteed or warranted to EBC by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

                 (i) any gain will be realized by EBC from EBC's investment in the Shares;

                 (ii) there will be any approximate or exact length of time that EBC will be required to remain as a holder of the Shares; or

                 (iii) the past performance or experience on the part of the Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

          (i) No Other Representations, Warranties, Covenants or Agreements of the Company. Except as set forth in this Agreement, the Company has not made any representation, warranty, covenant

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


or agreement with respect to the matters contained herein, and EBC has not and will not rely on any representation, warranty, covenant or agreement except as set forth in this Agreement;

          (j) High Degree of Investment Risk. The investment in the Shares involves a high degree of risk and may result in a loss of the entire amount invested; there is no assurance that the Company's operations will be profitable in the future; and there is no assurance that a public market for shares of Common Stock will continue to exist;

          (k) No Purchaser Representative. EBC has not authorized any person or institution to act as its "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with EBC's investment in the Shares; and

          (l) No General Solicitation. EBC has not received any general solicitation or general advertising regarding the purchase of any of the Shares; and

          (m) No Insider Trading. EBC will not engage in any transaction with respect to securities of the Company at any time if at the time of such transaction EBC is aware of any material non- public information relating to the Company or its securities.

          5.     Piggy-Back Registration Rights.

          (a) If, at any time on or after the date of this Agreement and on or prior to three years from the date of this Agreement, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any Company security holders of any shares of the Common Stock (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion for as long as EBC or any EBC Designee is then a holder of any unregistered Shares, shall give written notice (each, a "Vizacom Piggy-Back Notice") of such proposed filing to EBC and any EBC Designee at least 20 days before the anticipated filing date of such registration statement, and such Vizacom Piggy-Back Notice also shall be required to offer to EBC and any EBC Designee the opportunity to register such number of the Shares as EBC or any EBC Designee may request. EBC and any EBC Designee shall have the right, exercisable for the 10 days immediately following the giving of Vizacom Piggy-Back Notice, to request, by written notice (each, an "EBC Notice") to the Company, the inclusion of all or any portion of the Shares in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Shares which were the subject of the EBC Notice in such underwritten offering on the same terms and conditions as any shares of the Common Stock of the Company included therein. Notwithstanding anything to the contrary contained in this Section 5, if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to EBC and any EBC Designee that the total amount of the shares of the Common Stock which EBC or any EBC Designee, the Company and any other person or persons intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of the shares to be offered for the account of EBC and any EBC Designee and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of the shares of the Common Stock owned

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


by EBC and any EBC Designee and other persons which carry registration rights) to the extent necessary to reduce the total amount of the shares of the Common Stock to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion.

          (b) Number of Piggy-Back Registrations; Expenses. The registration obligations of the Company under this Section 5 shall cease when (A) a registration statement under the Securities Act covering the Shares has been declared effective and (i) the Shares have been disposed of pursuant to such effective registration statement, or (ii) such registration statement has remained effective for 270 consecutive days, (B) the Shares are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or (C) the Shares have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer. The Company will pay all registration expenses in connection with any registration of the Shares effected pursuant to this Section 5, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with the Shares being registered or any out-of-pocket expenses of EBC or any EBC Designee or the agents who act on their behalf.

          (c)     Withdrawal   or   Suspension   of   Registration    Statement.
Notwithstanding anything to the contrary contained in this Section 5, the Company shall have the absolute right, whether before or after the giving of a Vizacom Piggy-Back Notice or EBC Notice, to determine not to file a registration statement to which EBC or any EBC Designee shall have the right to include the Shares therein pursuant to this Section 5, to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Vizacom Piggy-Back Notice, the Company shall give notice of such determination to EBC and any EBC Designee and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 5 to register any of the Shares in connection with such registration, and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of the Shares pursuant to this Section 5 for the same period as the delay in the registration of such other securities.

          (d) Obligations of EBC or any EBC Designee. In connection with any registration of the Shares pursuant to this Section 5, the Company may require that EBC or any EBC Designee furnish to it such information regarding the distribution of such Shares and EBC or any EBC Designee as the Company may from time to time reasonably request in writing, including, without limitation, on a selling security holder questionnaire.

          (e) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, EBC and any EBC Designee, their officers and directors and each person who controls EBC or any EBC Designee (within the meaning of the Securities Act), if any, and any agent thereof against all claims arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances

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


under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to EBC or any EBC Designee furnished in writing to the Company by EBC or any EBC Designee expressly for use therein.

          (f) Indemnification by EBC or any EBC Designee. In connection with any registration statement in which EBC or any EBC Designee is participating, EBC and any EBC Designee will be required to furnish to the Company in writing such information with respect to EBC or any EBC Designee as the Company reasonably requests for use in connection with any such registration statement or prospectus, and EBC and any EBC Designee agrees to the extent they are a holder of Shares included in such registration statement to indemnify, to the full extent permitted by law, the Company and its subsidiaries and each of their respective directors, officers, employees, agents, successors and assigns, and each person who controls the Company (within the meaning of the Securities
Act) against any claims incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to EBC or any EBC Designee furnished by EBC or any EBC Designee in writing to the Company expressly for use therein.

          6.     Complete Release.

          (a) As a material inducement to the Company to enter into this Agreement, EBC and its subsidiaries hereby irrevocably and unconditionally waive, release and discharge the Company, its subsidiaries and their respective officers, directors, stockholders, employees, agents, attorneys, servants, successors, insurers, affiliates and their successors and assigns, from any liability under the Arbitration Claim and the Consulting Agreement, and any and all manner of action, claims, liens, demands, liabilities, causes of action, charges, complaints, suits (judicial, administrative or otherwise), damages, debts, obligations of any nature, past or present, known or unknown, whether in law or in equity, whether founded upon contract (expressed or implied), tort (including, but not limited to, defamation), statute or regulation (State, Federal or local), common law and/or any other theory or basis, from the beginning of the world to the date hereof, including, but not limited to, any claim that EBC has asserted, now asserts or could have asserted, but not including any claim for the enforcement of this Agreement.

          (b) As a material inducement to EBC to enter into this Agreement, the Company and its subsidiaries hereby irrevocably and unconditionally waive, release and discharge EBC, its subsidiaries and their respective officers, directors, stockholders, employees, agents, attorneys, servants, successors, insurers, affiliates and their successors and assigns, from any liability under the Arbitration Claim and the Consulting Agreement, and any and all manner of action, claims, liens, demands, liabilities, causes of action, charges, complaints, suits (judicial, administrative or otherwise), damages, debts, obligations of any nature, past or present, known or unknown to the Company, whether in law or in equity, whether founded upon contract (expressed or implied), tort (including, but not limited to, defamation), statute or regulation (State, Federal or local), common law and/or any other theory or basis, from the beginning of the world to the date hereof, including, but not limited to, any claim that the Company has asserted, now asserts or could have asserted, but not including any claim for the enforcement of this Agreement.


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          (c)     It  is understood and agreed by the Parties that the facts and respective assumptions of law in contemplation of which this Agreement is made may hereafter prove to be other than or different from those facts and assumptions now known, made or believed by them to be true. The Parties expressly accept and assume the risk of the facts and assumptions to be so different, and agree that all terms of this Agreement shall be in all respects effective and not subject to termination or reclusion by any such difference in facts or assumptions of law.

          7.     Delivery of Certificates; Dismissal of Arbitration.

          If the Company fails to deliver the certificates representing the Shares within sixty (60) days after the date hereof, EBC may, at its election, enforce the terms of this Agreement in order to obtain the Shares or proceed with the Arbitration Claim; provided, however, that upon delivery to EBC of the certificates representing the Shares, the Arbitration Claim shall be dismissed and/or withdrawn with prejudice.

          8.     No Representations.

          The Parties represent that in signing this Agreement, they do not rely on nor have they relied on any representation or statement not specifically set forth in this Agreement by the Parties or by any of the Parties' agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

          9.     Successors.

          This Agreement shall be binding upon and inure to the benefit of the Parties and their respective administrators, representatives, executors, successors and assigns, whether by reason of merger, consolidation, and/or purchase or acquisition of substantially all of the Company's or EBC's assets or otherwise.

          10.     Governing Law.

          This agreement is made and entered into in this State of New York, and shall in all respects be interpreted, enforced and governed under the laws of the State of New York.

          11.     Proper Construction.

          (a) The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the Parties;

          (b) As used in this Agreement, the term "or" shall be deemed to include the term "and/or" and the singular or plural number shall be deemed to include the other whenever the context so indicates or requires; and

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


          (c) The paragraph headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

          12.     Severability.

          Should any of the provisions of this Agreement be declared or be determined to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

          13.     Entire Agreement.

          This Agreement sets forth the entire agreement between the Parties, and fully supersedes any and all prior agreements or understandings between the Parties pertaining to the subject matter hereof. All other contracts, agreements or understandings between the Parties are null and void.

          14.     Counterparts.

          This Agreement may be executed in counterparts. Each counterpart shall
be   deemed  an  original,  and  when  taken  together  with  the  other  signed counterpart, shall constitute one fully executed Agreement.

          15.     Further Assurances.

          From and after the date hereof, the parties hereto shall take all actions, including the execution and delivery of all documents, necessary to effectuate the terms hereof.

          16.      Survival.

          All obligations of the Parties as set forth herein shall survive the execution and delivery hereof.


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


          PLEASE READ CAREFULLY. THIS SETTLEMENT AND GENERAL RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the 28th day of September, 2001.

                                           EARLY BIRD CAPITAL.COM, INC.


                                           By:          /s/ David M. Nussbaum
                                              ----------------------------------
                                              Name:    David M. Nussbaum
                                              Title:   Chairman


                                           VIZACOM INC.


                                           By:         /s/ Alan Schoenbart
                                              ----------------------------------
                                              Name:    Alan Schoenbart
                                              Title:   CFO



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